                                                                    EXHIBIT 10.4

                 SECOND AMENDMENT TO LETTER OF CREDIT AGREEMENT



       THIS SECOND AMENDMENT TO LETTER OF CREDIT AGREEMENT, dated as of
March 31, 2000 (the "Amendment"), amends the Letter of Credit Agreement, dated as of January 27, 1998 (as heretofore amended, the "Credit Agreement"), among Oracle Reinsurance Company, Ltd., a Bermuda insurance company (the "Company"), the various financial institutions parties thereto (collectively, the "Banks") and Bank of America, National Association (formerly known as Bank of America National Trust and Savings Association), as letter of credit administrator and as agent (the "Agent"), The Bank of New York, as co-agent, Deutsche Bank AG, as co-agent, Dresdner Bank AG, New York Branch as co-agent and Fleet National Bank, as co-agent. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.


         WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Bank to extend certain credit facilities to the Company from time to time; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENTS. Effective as of the date hereof, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.10 below.


         1.1 Adjusted Asset Value. The definition of "Adjusted Asset Value" in
Section 1.1 is amended to state in its entirety as follows:

         Adjusted Asset Value means, without duplication, on any date an amount equal to the sum of (i) the Fair Market Value of the Investments Pledged by the Parent or the Company listed in column (a) below multiplied by the factor specified in column (b) below and (ii) the Fair Market Value of the Investments Pledged by the Subsidiary Pledgor listed in column (a) below multiplied by the factor specified in column (b) below multiplied by the Subsidiary Pledgor
Factor:

(a) Type of Pledged Investment                    (b) Multiplication Factor
------------------------------                    -------------------------
(i) Cash and Cash Equivalents                                1.500
                                                  (or the Borrowing Base Factor
                                                  then applicable, if less)

(ii) Money Market Mutual Fund Shares                         1.470
                                                  (or .980 times the Borrowing
                                                  Base Factor then applicable,
                                                  if such product is less)

(iii) Commercial Paper rated at                              1.470
least "A-1" by S&P or "P-1" by Moody's            (or .980 times the Borrowing
                                                  Base Factor then applicable,
                                                  if such product is less)

(iv) Commercial Paper rated "A-2" by                         1.425
S&P or "P-2" by Moody's                           (or .950 times the Borrowing
                                                  Base Factor then applicable,
                                                  if such product is less)

(v) U.S. Government Mutual Fund Shares                       1.425
                                                  (or .950 times the Borrowing
                                                  Base Factor then applicable,
                                                  if such product is less)

(vi) Securities issued or directly                           1.450
and fully guaranteed or insured by                (or .967 times the Borrowing
the United States of America or any               Base Factor then applicable,
agency or instrumentality thereof                 if such product is less)
(provided that the full faith and
credit of the United States of
America is pledged in support thereof)

(vii) Industry Bonds rated at least                          1.400
"AA-" by S&P or "Aa3" by Moody's                  (or .933 times the Borrowing
                                                  Base Factor then applicable,
                                                  if such product is less)

(viii) Industry Bonds rated at least                         1.380
"A-" (but not higher than "A+")                   (or .920 times the Borrowing
by S&P or "A3" (but not higher than               Base Factor then applicable,
"A1") by Moody's                                  if such product is less)

(ix) Industry Bonds rated at least                           1.350
"BBB-" (but not higher than "BBB+") by            (or .900 times the Borrowing
S&P or "Baa3" (but not higher than                Base Factor then applicable,
"Baa1") by Moody's                                if such product is less)

(x) Industry Bonds rated at least                            1.050
"BB-" (but not higher than "BB+")                 (or .700 times the Borrowing
by S&P or "Ba3" (but not                          Base Factor then applicable,
higher than "Ba1") by Moody's                     if such product is less)

(xi) Industry Bonds rated at least                           0.825
"B-" (but not higher than "B+") by                (or .550 times the Borrowing
S&P or "B3'" (but not higher                      Base Factor then applicable,
than "B1") by Moody's                             if such product is less)

(xii) ABS rated "AAA" by S&P or                              1.425
"Aaa" by Moody's                                  (or .950 times the Borrowing
                                                  Base Factor then applicable,
                                                  if such product is less)

(xiii) MBS (Agency Pass-Throughs                             1.350
and Agency CMOs) rated at least                   (or .900 times the Borrowing
"A" by S&P or "A2" by Moody's                     Base Factor then applicable,
                                                  if such product is less)

(xiv) MBS (Non-Agency CMOs)                                  1.275
rated at least "A" by S&P                         (or .850 times the Borrowing
or "A2" by Moody's                                Base Factor then applicable,
                                                  if such product is less)

(xv) Equity Mutual Fund Shares,                              1.200
Foreign Equity Mutual Fund Shares,                (or .800 times the Borrowing
Bond Mutual Fund Shares and                       Base Factor then applicable,
High Yield Mutual Fund Shares                     if such product is less)

(a) Type of Pledged Investment                    (b) Multiplication Factor
------------------------------                    -------------------------
(xvi) Fund Investments, Managed Accounts,                     1.000
Structured Notes and Investment Subsidiaries, the stock of which is Pledged



       Notwithstanding the foregoing, if the total Fair Market Value of any of the following categories of Pledged Investments exceeds the applicable percentage of the total Fair Market Value of all Pledged Investments, as set forth in the table below, the total Fair Market Value of such category shall be reduced, for the purpose only of the Adjusted Asset Value determination, by the amount of such excess (with such reduction to be applied as determined by the Company in any manner consistent with this Agreement):


 Type of                                                              Percentage of
 Pledged                                                              Total Fair
Investment                                                            Market Value
----------                                                            ------------
I.  INDUSTRY BONDS/ HIGH YIELD MUTUAL FUND SHARES

Industry Bonds and High Yield Mutual Fund Shares described in                45%
clauses (viii), (ix), (x), (xi) and (xv) above

Industry Bonds of any single issue described in clauses (vii), (viii)        7.5%
and (ix) above and High Yield Mutual Fund Shares and Bond
Mutual Fund Shares described in clause (xv) above of a particular portfolio manager

Industry Bonds and High Yield Mutual Fund Shares described in                15%
clauses (x),(xi) and (xv) above

Industry Bonds of any single issue, issuer or Industry described in           3%
clauses (x) and (xi) above

Industry Bonds in any one Industry                                           10%

Industry Bonds in any three Industries                                       15%

Industry Bonds in any eight Industries                                       75%

II. ABS/MBS INVESTMENTS

ABS and MBS Investments described in clauses (xii), (xiii) and               30%
(xiv) above


MBS Investments secured by Commercial Mortgages described in                 10%
clauses (xiii) and (xiv) above



MBS Investments described in clause (xiv) above                              15%

ABS and MBS Investments of any single issue described in clauses             7.5%
(xii) and (xiii) above

MBS Investments of any single issuer described in clause (xiv)               7.5%
above

MBS Investments of any single issue described in clause (xiv)                 5%
above

III. EQUITY MUTUAL FUND SHARES/FOREIGN EQUITY MUTUAL FUND
SHARES

Equity Mutual Fund Shares and Foreign Equity Mutual Fund                25%
Shares described in clause (xv) above

Foreign Equity Mutual Fund Shares described in clause (xv) above        20%

Equity Mutual Fund Shares described in clause (xv) above of a           7.5%
particular portfolio manager

                  Notwithstanding the foregoing, to the extent that the Fair Market Value of Pledged Fund Investments described in clause (xvi) above which pursue the same Strategy or group of Strategies exceeds the maximum Fair Market Value contained in any of the following Strategy concentration limits, the total Fair Market Value of such Pledged Fund Investments shall without duplication be reduced, for purposes only of determining the Adjusted Asset Value, by the amount of such excess: (i) the Fair Market Value of the Pledged Fund Investments which pursue the same Strategy in excess of 25% of the Fair Market Value of all Pledged Investments; (ii) the Fair Market Value of the Pledged Fund Investments in the Sector Long/Short, Statistical Arbitrage, Fixed Income Arbitrage, and Convertible Securities Arbitrage and Other Strategies in excess of 40% of the Fair Market Value of all Pledged Investments; and
         (iii) the Fair Market Value of the Pledged Fund Investments which pursue the four Strategies having the largest Fair Market Value of the Pledged Fund Investment in excess of 80% of the Fair Market Value of all Pledged Investments. Any such reduction shall be applied as determined by the Company in any manner consistent with this Agreement.



                  Notwithstanding the foregoing, the Pledged MBS Investments described in clauses (xiii) and (xiv) above shall be limited to TACs, PACs and Sequentials, as defined by Bloomberg and shall not include IO's, IOettes, PO's, Subordinated Z's and Support Tranches, as defined by Bloomberg. The weighted average duration of such Pledged MBS Investments shall be less than or equal to seven years. The maximum weighted average life of any single Pledged MBS Investment shall not exceed twelve years. To the extent the Pledged MBS Investments described in clauses (xiii) and (xiv) above violate the restrictions set forth in this paragraph, the Fair Market Value of such Pledged MBS Investments shall be excluded for the purposes of determining the Adjusted Asset Value; provided, however, that if one or more Pledged MBS Investments can be excluded for such purposes and thereby permit compliance with the aforementioned weighted average duration requirement to be satisfied, only the Pledged MBS Investments having the lowest aggregate Fair Market Value whose exclusion will result in compliance shall be excluded for the purposes of determining the Adjusted Asset Value.


                  1.2 Cash Equivalents. The definition of "Cash Equivalents" in
         Section 1.1 of the Credit Agreement is amended to state in its entirety as follows:



                  "Cash Equivalents means (a) securities with maturities of six
         (6) months or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit, Eurodollar time deposits, overnight bank deposits, bankers' acceptances and repurchase agreements of any Bank or any other financial institution whose unsecured long-term debt obligations are rated at least BBB- by S&P's or Baa3 by Moody's having maturities of six months or less from the date of acquisition, and (c) with respect to the Company, amounts owed by any Fund to the Company (i) arising in connection with the Company's redemption of all or any part of the related Fund Investment and (ii) as reflected on the Company's balance sheet (net of any related reserve) determined pursuant to GAAP."



         1.3 Change of Control. The definition of "Change of Control" in Section
1.1 of the Credit Agreement is amended to state in its entirety as follows:



         (a) with respect to the Company, the failure by the Parent to own, beneficially and of record, 100% of each class of common stock of the Company;



         (b) with respect to the Subsidiary Pledgor, the failure by the Company and a Related Party to own, beneficially and of record, 100% of each class of membership interests of the Subsidiary Pledgor;


         (c) Robert Rosenkranz or any other Standby Purchaser shall sell, transfer or otherwise dispose of any shares of common stock of the Parent, if upon such disposition the value of the stock held by Robert Rosenkranz and the other Standby Purchasers in the aggregate shall be less than $5,000,000;


         (d) any Person shall own greater voting power in the Parent than Robert Rosenkranz and members of management of the Parent; or


         (e) Robert Rosenkranz, an entity directly or indirectly beneficially owned by Robert Rosenkranz and, if applicable, one or more Related Parties of the Company, or a Related Party of the Company shall cease to act as investment advisor to the Company or the Subsidiary Pledgor.

         1.4 Fair Market Value. The definition of "Fair Market Value" in Section
1.1 of the Credit Agreement is amended to state in its entirety as follows:

         "Fair Market Value shall mean (a) with respect to any publicly-traded security (other than those set forth in clause (b)) the closing price for such security on the largest exchange on which such security is traded (or if not traded on an exchange, then the average of the closing bid and ask prices quoted over-the-counter) on the date of the determination (as such prices are reported in The Wall Street Journal (Midwest Edition) or if not so reported, in any nationally recognized financial journal or newspaper), (b) with respect to any Fund Investment, other than a Managed Account, on any date of calculation, the amount that would be received with respect thereto if the entire amount of the applicable capital or other similar account relating thereto were withdrawn on such date (regardless of whether a contractual right exists to make any withdrawal on such date), (c) with respect to Cash and Cash Equivalents, the amounts thereof, (d) with respect to Bond Mutual Fund Shares, U.S. Equity Mutual Fund Shares, Foreign Equity Mutual Fund Shares, High Yield Mutual Fund Shares, Money Market Mutual Fund Shares and U.S. Government Mutual Fund Shares, the closing net asset value per share provided by the issuer of the applicable shares on the date of determination and (e) with respect to any Investment (other than those forth in clauses (a), (b), and (d)), the price for such Investment on the date of calculation obtained from a generally recognized source approved by the Agent or the most recent bid quotation from such approved source (or, if no generally recognized source exists as to a particular Investment, any other source specified by the Company to which the Agent does not reasonably object). The Fair Market Value of a Managed Account shall equal the sum of the value of the different kinds of Investments held therein less the amount of any Indebtedness secured by the assets of, or otherwise financing assets in, any Managed Account. The Fair Market Value of any Structured Note shall equal the sum of the value of the different kinds of Investments held by the issuers of such Structured Notes. The Fair Market Value of an Investment Subsidiary shall equal the Fair Market Value of the Managed Accounts, Cash Equivalents and Cash held by it.


        1.5 Interim Borrowing Base. The definition of "Interim Borrowing Base" in Section 1.1 of the Credit Agreement is amended to state in its entirety as follows:



         Interim Borrowing Base means, on any date, an amount equal to the result of (a) the Adjusted Asset Value divided by (b) the Borrowing Base Factor; provided, however, that for the purpose of the calculation of the Interim Borrowing Base only, the assets described in clause
         (xvi) of the definition of "Adjusted Asset Value" shall be divided by
         1.35 instead of by the Borrowing Base Factor.


         1.6 Additional Definitions. The following definitions are added to
Section 1.1 of the Credit Agreement in proper alphabetical order:

         ABS means any fixed-income instrument that entitles the holder of, or beneficial owner under, the instrument to the whole or any part of the rights or entitlements of a holder of a receivable or other asset and any other rights or entitlements in respect of a pool of receivables or other assets or any money payable by obligors under those receivables or other assets (whether or not the money is payable to the holder of, or beneficial owner under, the instrument on the same terms and conditions as under the receivables or other assets) in relation to receivables or other assets; provided however, such receivables or assets shall be limited to automobile loans, credit card receivables and home equity loans.

         Bond Mutual Fund Shares means shares (including shares held in a brokerage account) in an open-end diversified investment company registered under the Investment Company Act of 1940, as amended, the investment objective of which is to invest its assets in investment grade debt securities more than 50% of which are issued by companies organized in the United States and none of the assets for any such company are Emerging Market Securities.



         Commercial Mortgage means a mortgage related to properties utilized to conduct business operations rather than residential properties.



         Emerging Market Securities means securities issued by entities organized in nations not named by Morningstar Inc. on its list of developed markets, as in effect from time to time. The Company agrees to give prompt written notice to the Agent in the event that this definition requires it to take into account, for purposes of any calculation under this Agreement, any addition to, or subtraction from, Morningstar Inc.'s list of developed markets that is made subsequent to the date of this Agreement.



         Foreign Equity Mutual Fund Shares means shares (including shares held in a brokerage account) in an open-end diversified investment company registered under the Investment Company Act of 1940, as amended, the investment objective of which is to invest its assets primarily in equity securities issued by companies organized in or outside the United States (including Emerging Market Securities); provided that Emerging Market Securities shall not constitute more than 35% of any such investment company's asset portfolio determined based on the complete statement of net assets most recently made publicly available by the Company.



         High Yield Mutual Fund Shares means shares (including shares held in a brokerage account) in an open-end diversified investment company registered under the Investment Company Act of 1940, as amended, the investment objective of which is to invest primarily in non-investment grade bonds issued by companies organized in the United States.



         Industry means any sector described on Schedule 1.1C hereto.



         Industry Bonds means bonds issued by corporations; provided however that Emerging Market Securities shall not be Industry Bonds.

         MBS (Agency Pass-Through) means any instrument, issued by the Federal National Mortgage Association, the Government National

         Mortgage Association or the Federal Home Loan Mortgage Corporation, that entitles the holder of, or beneficial owner under, the instrument to the whole or any part of the rights or entitlements of a mortgagee and any other rights or entitlements in respect of a pool of mortgages or any money payable by mortgagors under those mortgages in relation to real estate mortgages, and the money payable to the holder of, or beneficial owner under, the instrument is based on actual or scheduled payments on the underlying mortgages.



         MBS (Agency CMOs) means collateralized mortgage obligations or real estate mortgage investment conduit pass through securities, in any case issued by the Federal National Mortgage Association, the Government National Mortgage Association or the Federal Home Loan Mortgage Corporation.



         MBS (Non-Agency CMOs) means collateralized mortgage obligations or real estate mortgage investment conduit pass through securities, not issued by the Federal National Mortgage Association, the Government National Mortgage Association or the Federal Home Loan Mortgage Corporation.



         Money Market Mutual Fund Shares means shares (including shares held in a brokerage account) in an open-end diversified investment company registered under the Investment Company Act of 1940, as amended, the investment objective of which is to invest in Cash, Cash Equivalents (other than the amounts referenced in clause (d) of the definition thereof) and similar instruments and which seeks to maintain a constant net asset value of $1.00 per share.



         Subsidiary Pledgor Factor means the fraction (expressed as a decimal) of all classes of membership interests of the Subsidiary Pledgor owned by the Company.



         U.S. Equity Mutual Fund Shares means shares (including shares held in a brokerage account) in an open-end diversified investment company registered under the Investment Company Act of 1940, as amended, the investment objective of which is to invest its assets in equity securities more than 50% of which are issued by companies organized in the United States and not more than 25% of which assets for any such company, determined based on the complete statement of net assets most recently made publicly available by the Company, are Emerging Market Securities.

         U.S. Government Mutual Fund Shares means shares (including shares held in a brokerage account) in an open-end diversified investment company registered under the Investment Company Act of 1940, the investment objective of which is to invest primarily in fixed income securities issued or guaranteed by the United States, its agencies and instrumentalities.



         1.7 Investments Available for Withdrawal. Section 7.13 of the Credit Agreement is hereby amended to state in its entirety as follows:



         "7.13 Investments Available for Withdrawal. The Company shall not permit the aggregate Fair Market Value of all Investments Pledged by the Company, the Parent and the Subsidiary Pledgor and Investments made by a Pledged Investment Subsidiary on any day which are available for withdrawal, sale or use by the Parent, the Company, the Subsidiary Pledgor or the Pledged Investment Subsidiary, as the case may be, (i) on at least a quarterly basis to be less than 65% of the aggregate Fair Market Value of all Investments Pledged by the Company, the Parent and the Subsidiary Pledgor or owned by a Pledged Investment Subsidiary on such day, and (ii) on an immediate basis to be less than 4% of the aggregate Fair Market Value of all Investments Pledged by the Company, the Parent and the Subsidiary Pledgor and Investments owned by a Pledged Investment Subsidiary on such day; provided, however, that if said Investments are less than said 65% limit solely because of appreciation, the Company shall not be in violation of this Section 7.13 if (i) all Investments thereafter Pledged by the Company, the Parent or the Subsidiary Pledgor to the Agent or made by a Pledged Investment Subsidiary are subject to withdrawal on at least a quarterly basis until the Company, the Parent, the Subsidiary Pledgor and the Pledged Investment Subsidiary shall be in compliance with such limit, (ii) no Investments so Pledged subject to such quarterly or more frequent withdrawal are withdrawn or have been withdrawn during the quarter in which the limit was exceeded until the Company, Parent, the Subsidiary Pledgor and Investment Subsidiary are in compliance and (iii) the Company, the Parent and the Subsidiary Pledgor shall be in compliance with such limit at the end of each fiscal year. For the purpose of this covenant, all Investments held by issuers of Structured Notes shall be treated as if held by the Company."

         1.8 Deletion of Section 7.14 and Section 7.15. Sections 7.14 and 7.15 of the Credit Agreement are hereby deleted in their entirety.

       1.9 Schedule 1.1B, Exhibit A and Exhibit B. Schedule 1.1B, Exhibit A and Exhibit B of the Credit Agreement are hereby amended and restated in their entirety to read as set forth on Schedule 1.1B, Exhibit A and Exhibit B hereof, respectively.

       1.10 Addition of Schedule 1.1C. Schedule 1.1C attached hereto is added as Schedule 1.1C to the Credit Agreement.

       SECTION 2 CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof when each of the conditions precedent set forth in this
Section 2 shall have been satisfied, and notice thereof shall have been given by the Agent to the Company and the Banks.

         2.1 Receipt of Documents. The Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Agent, and in form and substance satisfactory to the
Agent:

         (a) Amendment. This Amendment, duly executed by the Company, the Agent and the Required Banks.

         (b) Secretary's Certificate. A certificate of the Secretary or an Assistant Secretary of the Company, as to (i) resolutions of the executive committee of the Company then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Company authorized to act with respect to this Amendment and each other document described herein.

         (c) Opinion of Counsel. An opinion, addressed to the Agent and the Banks, from Conyers Dill & Pearman, counsel to the Company in form satisfactory to the Agent.

         (d) Consent. A consent of the Parent and the Subsidiary Pledgor in the form attached hereto.

         (e) Fees. Evidence of payment by the Company of all fees payable under the letter agreement between the Company and the Agent dated as of March 16, 2000.

         2.2 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Company shall be true and correct (and the Company, by its execution of this Amendment, hereby represents and warrants to the Agent and each Bank that such statements are true and correct as at such times):

         (a) the representations and warranties set forth in Article V of the Credit Agreement, as hereby amended, shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

         (b) no Event of Default or Unmatured Event of Default shall have then occurred and be continuing.

         2.3 Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Company or the Subsidiary Pledgor shall be satisfactory in form and substance to the Agent and its counsel; and the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may reasonably request.



         SECTION 3 REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Agent to enter into this Amendment, the Company hereby represents and warrants to the Agent and each Bank as follows:

         3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Amendment are within the Company's powers, as applicable, have been duly authorized by all necessary action, and do not

                  (a) contravene the Company's Organization Documents;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company; or

                  (c) result in, or require the creation or imposition of, any Lien on any of the Company's properties except for the benefit of the Agent and the Banks.



         3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Company of this Amendment.

         3.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Company enforceable in accordance with their respective terms.

         SECTION 4 MISCELLANEOUS.

         4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

         4.2 Payment of Costs and Expenses. The Company agrees to pay on demand all reasonable expenses of the Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

         4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         4.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         4.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

         4.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



                                      ORACLE REINSURANCE COMPANY, LTD.

                                      By:
                                          -------------------------------
                                      Title:
                                          -------------------------------

                                       BANK OF AMERICA, National Association,
                                       as Agent, L/C Administrator, Fronting
                                       Bank and a Bank

                                       By:
                                         -------------------------------
                                       Title:
                                         -------------------------------

                                     THE BANK OF NEW YORK,  as Co-Agent and as a
                                     Bank

                                     By:
                                         -------------------------------
                                     Title:
                                         -------------------------------

                                     DEUTSCHE BANK AG, New York and/or Cayman
                                     Islands Branches, as Co-Agent and as a Bank

                                     By:
                                         -------------------------------
                                     Title:
                                         -------------------------------

                                     By:
                                         -------------------------------
                                     Title:
                                         -------------------------------

                                  DRESDNER BANK AG, New York Branch and
                                  Grand Cayman Branch, as Co-Agent and as a Bank

                                  By:
                                      -------------------------------
                                  Title:
                                      -------------------------------
                                  By:
                                      -------------------------------
                                  Title:
                                      -------------------------------

                                     FLEET NATIONAL BANK, as Co-Agent and as a Bank

                                     By:
                                         -------------------------------
                                     Title:
                                         -------------------------------

                                    THE BANK OF BERMUDA LTD., as a Bank

                                     By:
                                         -------------------------------
                                     Title:
                                         -------------------------------

                             AGREEMENT AND CONSENT



         The undersigned hereby agree and consent to the terms and provisions of the foregoing Second Amendment to Credit Agreement, and agree that the Loan Documents executed by the undersigned shall remain in full force and effect notwithstanding the provisions of the foregoing Second Amendment to Credit Agreement.

       Dated: March , 2000



                                     DELPHI INTERNATIONAL LTD.

                                     By:
                                         -------------------------------
                                     Title:
                                         -------------------------------

                                     INMAN PARTNERS LLC



                                     By: Chestnut Investors II,Inc.,
                                         its Managing Member

                                     By:
                                         -------------------------------
                                     Title:
                                         -------------------------------

                                  SCHEDULE 1.1B

                                   STRATEGIES


Strategy                            General Description
--------                            -------------------

Hedged Equity                       The purchase and sale (short) of securities
                                    in portfolios which tend to have a low
                                    correlation to the U.S. stock market. In general, managers of Funds in this category will have a correlation with the S&P 500 stock index of less than .4, indicating that historically, less than 16% of their performance can be explained by the fluctuations of the market.



Specialized Trading/                Investing in common stock and other
Common Stocks                       instruments, selling short and opportunistic
                                    trading. In general, the portfolio tend to be more highly correlated to the U.S. stock market than hedged equity portfolios. Some managers are growth oriented, or value investors while others are opportunistic traders and investors.


Short Selling                       Selling securities prior to their purchase
                                    by borrowing the shares from a broker in anticipation of being able to purchase the securities at a later date at a lower price.


Risk Arbitrage                      The purchase of securities which are
                                    expected to become the subject of tender offers, exchange offers or mergers or other types of corporate reorganizations and then tendering these securities for cash or other securities. This strategy also includes special situations and other event-driven transactions.


Distressed Securities               Opportunistic trading in the securities of
                                    distressed companies and countries. This strategy includes, among others, financially troubled companies, those in bankruptcy proceedings, reorganizations or liquidation.



Commodities, Financial              Investing, trading and speculating in
Instruments and                     commodity futures contracts on both domestic
Foreign Currencies                  and foreign exchanges, forward contracts on
                                    foreign currencies and other commodities, options on futures contracts and physical commodities and cash commodities, or other investments that have a risk-reward profile of commodity trading.



Foreign Portfolio                   Investing in common stocks and debt
                                    instruments of non-U.S. issuers.

Sector Long/Short            The purchase and sale (short) of equities
                             within specific industries frequently
                             equally weighted, e.g. banks, utilities.


Statistical Arbitrage        Quantative forecasting models following
                             long/short strategies in individual country stocks, stock and bond indices, currencies, etc.


Fixed Income Arbitrage       Relative value trading strategies in fixed
                             income securities. Offsetting positions are taken to exploit a deviation from the historical mathematical relation between two securities.


Convertible Securities       The purchase of convertible bonds,
Arbitrage and Other          convertible preferred stock, etc. and the
                             sale (short) of the underlying equity
                             securities. This strategy also includes
                             pairs trading and other long/short
                             strategies.

                                  Schedule 1.1C

                                   INDUSTRIES

Aerospace & Defense

Automobiles

Banking, Financing & Real Estate

Broadcasting and Media

Buildings & Materials

Cable

Chemicals

Computers & Electronics

Consumer Products

Energy

Environmental Services

Farming & Agriculture

Food, Beverage & Tabasco

Gaming, Lodging and Restaurants

Healthcare & Pharmaceuticals

Industrial/Manufacturing

Insurance

Leisure & Entertainment

Metals & Mining

Miscellaneous

Paper & Forest Products

Retail

Sovereign

Supermarkets and Drug Stores

Telecommunications

Textiles & Furniture

Transportation

Utilities

                                    EXHIBIT A

                       FORM OF BORROWING BASE CERTIFICATE



To:    Bank of America, N.A.,
         as Agent
       231 S. LaSalle St.
       Chicago, Illinois 60697

Re:    Oracle Reinsurance Company, Ltd.


Ladies and Gentlemen:

         We refer to the Credit Agreement dated as of January 27, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement") among Oracle Reinsurance Company, Ltd. (the "Company"), various financial institutions from time to time party thereto (the "Banks"), and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as agent for the Banks (the "Agent"). This certificate (this "Certificate"), together with supporting calculations attached hereto set forth in reasonable detail, is delivered to you pursuant to the terms of the Credit Agreement. Capitalized terms used but not otherwise defined herein and in the Schedule hereto shall have the same meanings herein as in the Credit Agreement.


         We hereby certify and warrant to the Agent and the Banks that at the close of business on ___________ , _____________ (the "Borrowing Base Calculation Date"), the Borrowing Base was $______________, computed as set forth on the schedule attached hereto.

         We hereby further certify and warrant to the Agent and the Banks that the information and computations contained herein are true and correct in all material respects as of the Borrowing Base Calculation Date.


         IN WITNESS WHEREOF, the Company has caused this Certificate to be executed and delivered by a Responsible Officer this _____ day of __________,
_____.



                                             ORACLE REINSURANCE COMPANY, LTD.



                                             By:__________________________

                                             Title:_______________________

  Oracle Reinsurance Company
  Schedule to Borrowing Base Certificate

  I.      Borrowing Base Calculation
          "BBF" = Borrowing Base Factor in effect on the date to which this
                  Certificate relates
          "SPF" = Subsidiary Pledgor Factor in effect on the date to which this Certificate relates

                                                           Fair Market Value
                                                         Pledged and Included in                                     Adjusted Asset
Type of Pledged Investment                              Adjusted Asset Value ($)(*)    Multiplication Factor (x)        Value ($)
--------------------------                              ---------------------------    -------------------------        ---------

Oracle Re/Parent                                                                                          BBF

(i)    Cash and Cash Equivalents

(ii)   Money Market Mutual Fund Shares                                                              .98 x BBF

(iii)  Commercial Paper rated "A-1" by S&P
       or "P-1" by Moody's                                                                          .98 x BBF

(iv)   Commercial Paper rated "A-2" by S&P
       or "P-2" by Moody's                                                                          .95 x BBF

(v)    U.S. Government Mutual Fund Shares                                                           .95 x BBF

(vi)   U.S. Government Securities                                                                  .967 x BBF

(vii)  Industry Bonds rated at least "AA-"
       by S&P or "Aa3" by Moody's                                                                  .933 x BBF

(viii) Industry Bonds rated at least "A-"
       (but not higher than "A+") by S&P or
       "A3" (but not higher than "A1") by Moody's                                                   .92 x BBF

-----------
* After giving effect to any applicable reduction therein pursuant to the diversification calculations in Section II below

  Oracle Reinsurance Company
  Schedule to Borrowing Base Certificate



                                                              Fair Market Value
                                                           Pledged and Included in                                    Adjusted Asset
Type of Pledged Investment                                Adjusted Asset Value ($)(*)    Multiplication Factor (x)       Value($)
--------------------------                                ---------------------------    -------------------------       --------
(ix)  Industry Bonds rated at least                                                                .90 x BBF
      "BBB-" (but not higher
      than "BBB+") by S&P or "Baa3" (but not higher
      than "Baa1") by Moody's

(x)   Industry Bonds rated at least "BB-"                                                           70 x BBF
      (but not higher than "BB+") by S&P or "Ba3"
      (but not higher than "Ba1") by Moody's

(xi)   Industry Bonds rated at least "B-"                                                          .55 x BBF
       (but not higher than "B+") by S&P
       or "B3" (but not higher than "B1")
       by Moody's

(xii)  ABS rated "AAA" by S&P or "Aaa" by                                                          .95 x BBF
       Moody's

(xiii) MBS (Agency Pass-Throughs and
       Agency CMOs) rated at least "A" by
       S&P or "A2" by Moody's                                                                       .90 x BBF

(xiv)  MBS (Non-Agency CMOs) rated "A" by S&P or                                                    .85 x BBF
       "A2"  by Moody's

(xv)   Equity Mutual Fund Shares, Foreign Equity Mutual                                             .80 x BBF
       Fund Shares, Bond Mutual Fund Shares and High
       Yield Mutual Fund Shares

(xvi)  Fund Investments, Managed Accounts, Structured                                                     1.0
       Notes and Investment Subsidiaries the Stock of
       which is pledged


                                                            -----------------------                                     ---------
       Total - Oracle Re/Parent
                                                            =======================                                     ==========
  Subsidiary Pledgor

  (i)     Cash and Cash Equivalents                                                                  SPF x BBF


  Oracle Reinsurance Company
  Schedule to Borrowing Base Certificate


                                                             Fair Market Value
                                                            Pledged and Included in                                 Adjusted Asset
Type of Pledged Investment                                 Adjusted Asset Value ($)(*)    Multiplication Factor (x)     Value($)
--------------------------                                 ---------------------------    -------------------------    --------

(ii)     Money Market Mutual Fund Shares                                                       SPF x. 98 x BBF

(iii)    Commercial Paper rated "A-1" by S&P
         or "P-1" by  Moody's                                                                  SPF x. 98 x BBF


(iv)     Commercial Paper rated "A-2" by S&P
         or "P-2" by Moody's                                                                   SPF x .95 x BBF


(v)      U.S. Government Mutual Fund Shares                                                    SPF x .95 x BBF

(vi)     U.S. Government Securities                                                           SPF x .967 x BBF

(vii)    Industry Bonds rated at least "AA-"                                                  SPF x .933 x BBF
          by S&P or "Aa3" by Moody's

(viii)   Industry Bonds rated at least "A-"                                                    SPF x .92 x BBF
         (but not higher than "A+") by S&P or
         "A3" (but not higher than "A1") by Moody's

(ix)     Industry Bonds rated at least "BBB-"                                                  SPF x .90 x BBF
         (but not higher than "BBB+") by S&P or
         "Baa3" (but not higher than "Baa1") by Moody's

(x)      Industry Bonds rated at least "BB-"                                                   SPF x .70 x BBF
          (but not higher than "BB+") by S&P
          or "Ba3" (but not higher than
          "Ba1") by Moody's

(xi)     Industry Bonds rated at least "B-"                                                    SPF x .55 x BBF
           (but not higher than "B+") by S&P
           or "B3" (but not higher than "Ba1")
           by Moody's

  Oracle Reinsurance Company
  Schedule to Borrowing Base Certificate



                                                        Fair Market Value
                                                     Pledged and Included in                                    Adjusted Asset
Type of Pledged Investment                           Adjusted Asset Value ($)(*)    Multiplication Factor (x)       Value($)
--------------------------                           ---------------------------    -------------------------       --------

(xii)   ABS rated "AAA" by S&P                                                        SPF x .95 x BBF
        or "Aaa" by Moody's

(xiii)  MBS (Agency Pass-Throughs and
        Agency CMOs) rated at least "A" by
        S&P or "A2" by Moody's                                                        SPF x. 90 x BBF


(xiv)   MBS (Non-Agency CMOs) rated "A" by S&P or                                     SPF x .85 x BBF
        "A2" by Moody's

(xv)    Equity Mutual Fund Shares, Foreign
        Equity Mutual Fund Shares, Bond
        Mutual Fund Shares and High Yield
        Mutual Fund Shares                                                            SPF x .80 x BBF


(xvi)   Fund Investments, Managed Accounts,
        Structured Notes and Investment
        Subsidiaries, the stock of which is
        pledged


        Total - Subsidiary Pledgor                       -------------                                            -------------
                                                         =============                                            =============
        Grand Total (Sum of Oracle Reinsurance
        Company/Parent and Subsidiary Pledgor
        Totals)                                                                                                   -------------

        BBF                                                                                                       -------------

        Borrowing Base  (Grand Total (divided by) BBF)                                                            -------------

        Outstanding L/C Obligations                                                                               -------------

Oracle Reinsurance Company
Schedule to Borrowing Base Certificate



II.     Diversification Calculations




                                                                                                                     Amount Included
                                                Total Fair Market    Percentage of                                  in Determining
                                                Value of Pledged     Total Fair Market    Maximum       Amount of   Adjusted Asset
Type of Pledged Investment                      Investments ($)      Value Pledged        Percentage    Excess ($)       Value
--------------------------                      ---------------      -------------        ----------    ----------       -----
Industrial Bonds and High Yield
Mutual Fund Shares
Industry Bonds and High Yield                                                                 45.0%
Mutual Fund Shares in (viii), (ix),
(x), (xi) and (xv) of
Section I above

Industry Bonds of any single issue                                                             7.5%
included in (vii), (viii) and (ix) of
Section I above and High Yield Mutual
Fund Shares and Bond Fund Shares of a
particular portfolio manager included in
(xv) of Section I above

Industry Bonds and High Yield Mutual                                                            15%
Fund Shares included in (x), (xi) and
(xv) of Section I above

Industry Bonds of any single issue,                                                              3%
issuer or Industry included in (x)
and (xi) of Section I above


Industry Bonds in any one Industry included                                                     10%
in (vii) through (xi) of Section I above

Industry Bonds in any three Industries                                                          15%
included in (vii) through (xi) of Section I
above

Industry Bonds in any eight Industries                                                          75%
included in (vii) through (xi) of Section I
above

Oracle Reinsurance Company
Schedule to Borrowing Base Certificate


                                                                                                                     Amount Included
                                             Total Fair Market     Percentage of                                     In Determining
                                            Value of Pledged      Total Fair Market      Maximum      Amount of      Adjusted Asset
Type of Pledged Investment                  Investments ($)       Value Pledged          Percentage   Excess ($)     Value
--------------------------                  ---------------       -------------          ----------   ----------     -----
ABS/MBS Investments

ABS and MBS Investments described
in (xii), (xiii) and (xiv) of
Section I above                                                                            30%

MBS Investments included in (xiii)
and (xiv) which are secured by
Commercial Mortgages included in (vii)
through (xi) of Section I above                                                            10%

MBS Investments included in (xiv) of
Section I above                                                                            15%

ABS and MBS Investments of any single
issue included in (xii) and (xiii) of
Section I above                                                                           7.5%

MBS Investments of any single issuer
included in (xiv) of Section I above                                                      7.5%

MBS Investment of any single issue
included in (xiv) of Section I above                                                        5%

Equity Mutual Fund Shares/Foreign
Equity
Mutual Fund Shares
Equity Mutual Fund Shares and Foreign
Equity
Mutual Fund Shares included in (xv)
of Section I above                                                                         25%

Foreign Equity Mutual Fund Shares
included in (xv) of Section I above                                                        20%

Equity Mutual Fund Shares included in
(xv) of a particular portfolio manager
of Section I above                                                                        7.5%

Oracle Reinsurance Company
Schedule to Borrowing Base Certificate


                                                                                                                     Amount Included
                                            Total Fair Market     Percentage of                                      In Determining
                                            Value of Pledged      Total Fair Market      Maximum      Amount of      Adjusted Asset
Type of Pledged Investment                  Investments ($)       Value Pledged          Percentage   Excess ($)     Value
--------------------------                  ---------------       -------------          ----------   ----------     -----
Investment Strategies of Funds
included in (xvi) of Section I above

Largest Strategy                                                                            25.0%

Second Largest Strategy                                                                     25.0%

Third Largest Strategy                                                                      25.0%

Fourth Largest Strategy                                                                     25.0%

Aggregate of Four Largest Strategies                                                        80.0%

Sector Long/Short, Statistical Arbitrage, Fixed                                             40.0%
Income Arbitrage and Convertible Securities
Arbitrage and Other Strategies

                                    EXHIBIT B


                         FORM OF COMPLIANCE CERTIFICATE



To: Bank of America, N.A., as Agent, and the Banks which are party to the Credit Agreement referred to below


      Reference is made to the Credit Agreement dated as of January 27, 1998 (as amended or otherwise modified from time to time, the "Credit Agreement") among Oracle Reinsurance Company, Ltd. (the "Company"), various financial institutions from time to time party thereto (the "Banks"), and Bank of America, N.A. (formerly known as Bank of America National Trust and Savings Association), as a Bank and as agent for the Banks (the "Agent"). Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.


I. Reports. Enclosed herewith [is] [are] [(i)] a copy of the [annual audited/quarterly] report of the Company as at ___________________, __________ (the "Computation Date"), which report fairly presents in all material respects the financial condition and results of operations [(subject to normal year-end adjustments)] of the Company as of the Computation Date and has been prepared in accordance with GAAP consistently applied [and (ii) a copy of the Annual Statement of the Company as at the Computation Date which Annual Statement is complete and correct and present fairly in accordance with SAP the financial position of the Company for the fiscal year then ended.].


II. Financial Tests. The Company hereby certifies and warrants to you that the following is a true and correct computation as at the Computation Date of the following ratios and/or financial restrictions contained in the Credit
     Agreement:


            [FOR EACH QUARTERLY REPORT AND ANNUAL REPORT]



      A.    Section 7.12 Statutory Surplus



            (1)     Company's Statutory Surplus               $
                                                              -----------------

            (2)     Parent's Net Worth                        $
                                                              -----------------

            (3)     Item 1 plus Item 2                        $
                                                              -----------------

            (4)     Required Total                            $40,000,000
                                                              -----------------

[If Item 3 is less than Item 4 but greater than or equal to $35,000,000, then
Item 3 must be greater than Item 4 within 45 days]

      B.       Section 7.13 Investments Available for Withdrawal


               (1)    Aggregate Fair Market Value of Investments          $
                      Pledged by Company, Parent and the Subsidiary       ------------------
                      Pledgor plus aggregate Fair Market Value of
                      Investments owned by Pledged Investment
                      Subsidiaries

               (2)    Aggregate Fair Market Value of Investments          $
                      included in Item 1 which are available for          -----------------
                      withdrawal on a quarterly or more frequent
                      basis

               (3)    Minimum amount required to be available for         $
                      quarterly or more frequent withdrawal               -----------------
                      (65% of Item 1)

               (4)    Aggregate Fair Market Value of Investments          $
                      included in Item 1 which are available for          -----------------
                      immediate withdrawal

               (5)    Minimum amount required to be available for         $
                      immediate withdrawal (4% of Item 1)                 -----------------



                                        8